UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2009

L-1 IDENTITY SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33002	02-08087887
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

177 BROAD STREET, STAMFORD, CONNECTICUT 06901
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:(203) 504-1100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 28, 2009, L-1 Identity Solutions, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter and nine months ended September 30, 2009 and forward looking financial expectations. The Company also conducted a conference call to discuss its operating results and outlook. A copy of the press release is furnished herewith as Exhibit 99.1. A transcript of the conference call is furnished herewith as Exhibit 99.2.

The information in this Current Report on Form 8-K, including the information contained in Exhibits 99.1 and 99.2, is being furnished to the Securities and Exchange Commission pursuant to Item 2.02, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by a specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press release dated October 28, 2009, titled “L-1 Identity Solutions Reports Third Quarter 2009 Financial Results; Updates 2009 Guidance and Provides Preliminary Expectations for 2010”.
Exhibit 99.2	Transcript of conference call conducted by the Company on October 28, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2009

L-1 IDENTITY SOLUTIONS, INC.

By:	/s/ Mark S. Molina
Mark S. Molina Executive Vice President, Chief Legal Officer & Secretary

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EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press release dated October 28, 2009, titled “L-1 Identity Solutions Reports Third Quarter 2009 Financial Results; Updates 2009 Guidance and Provides Preliminary Expectations for 2010”.
Exhibit 99.2	Transcript of conference call conducted by the Company on October 28, 2009.

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